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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 29, 2003
                Date of Report (Date of Earliest Event Reported)

                          BUTLER MANUFACTURING COMPANY

                          Commission File No. 001-12335

            Delaware                                    44-0188420
(State or other jurisdiction of       (I.R.S. Employer Identification Number)
incorporation or organization)


                              1540 Genessee Street
                                 P.O. BOX 419917
                           Kansas City, Missouri 64102
                    (Address of principal executive offices)

                                 (816) 968-3000
              (Registrant's telephone number, including area code




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ITEM 9.  Regulation FD Disclosure

The information furnished pursuant to Item 9 of this Current Report is being furnished under Item 12 "Results of Operation and Financial Condition" of Form 8-K. The information in this Current Report, including the attached Exhibit, shall not be deemed filed for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1934.

Butler Manufacturing Company on July 29, 2003 issued a press release announcing the second quarter 2003 financial results of the company. A copy of the press release is included as Exhibit 99.1 to this filing.












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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY

July  29, 2003                           /s/ Larry C. Miller
----------------                         -------------------
Date                                     Larry C. Miller
                                         Vice President - Finance, and
                                           Chief Financial Officer





July  29, 2003                           /s/ John W. Huey
----------------                         -------------------
Date                                     John W. Huey
                                         Vice President, General Counsel
                                           and Secretary
















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                          BUTLER MANUFACTURING COMPANY
                                    FORM 8-K
                                  EXHIBIT INDEX



Exhibit No       Exhibit Description
----------       -------------------

99.1             Butler Manufacturing Company's Second Quarter Earning Press
                 Release.













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